                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Agere, Inc.; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 1st day of February, 2000.



By: /s/ Paul A. Allaire             By: /s/ Carla A. Hills
    Paul A. Allaire                         Carla A. Hills
    Director                                Director



By: /s/ Richard A. McGinn           By: /s/ Paul H. O'Neill
    Richard A. McGinn                       Paul H. O'Neill
    Chairman of the Board                   Director
    and Chief Executive
    Officer

By: /s/ Henry B. Schacht                    By: /s/ Franklin A. Thomas
    Henry B. Schacht                            Franklin A. Thomas
    Director                                             Director



By: /s/ John A. Young                       By: /s/ James S. Lusk
    John A. Young                               James S. Lusk
    Director                                    Senior Vice President,
                                                Chief Financial Officer
                                                and Controller

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Agere, Inc.; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Ortel Corporation, including up to 50,000 shares to be offered under Ortel's 401(k) Plan; and

         WHEREAS, the undersigned is an officer of the Company, as indicated below her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
S. Lusk as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of April, 2000.


                                             By: /s/ Deborah C. Hopkins
                                             Name:  Deborah C. Hopkins
                                             Title: Executive Vice
                                                    President and Chief
                                                    Financial Officer